Exhibit D1

                            Amendment to Agreement of
            General Public Utilities Corporation and Its Subsidiaries
               Related to Consolidated Federal Income Tax Returns
                               Dated May 26, 1983
               ---------------------------------------------------




            WHEREAS, GPU, Inc. ("GPU") and certain of its subsidiaries have entered into the Agreement of General Public Utilities Corporation and its Subsidiaries related to Consolidated Federal Income Tax Returns, dated May 26, 1983 ("Tax Allocation Agreement"); and

            WHEREAS,   subsequent  to  the  execution  of  the  Tax   Allocation
Agreement, Comtel Technology, Inc. has become a subsidiary of GPU; and

            WHEREAS, it is appropriate and desirable that Comtel Technology, Inc. formally become a party to the Tax Allocation Agreement to evidence its agreement to the allocation of consolidated federal income taxes as therein provided.

            NOW THEREFORE, in consideration of the provisions, and other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned has hereby executed this Amendment to the Tax Allocation Agreement as of the date indicated below:




ATTEST                                    Comtel Technology, Inc.


------------------                        ----------------------
Bryon Nelson                              William A. Koertner
Secretary                                 Treasurer


                                    Date  ----------------------

                            Amendment to Agreement of
            General Public Utilities Corporation and Its Subsidiaries
               Related to Consolidated Federal Income Tax Returns
                               Dated May 26, 1983
               ---------------------------------------------------




            WHEREAS, GPU, Inc. ("GPU") and certain of its subsidiaries have entered into the Agreement of General Public Utilities Corporation and its Subsidiaries related to Consolidated Federal Income Tax Returns, dated May 26, 1983 ("Tax Allocation Agreement"); and

            WHEREAS,   subsequent  to  the  execution  of  the  Tax   Allocation
Agreement, D.W. Close Company, Inc. has become a subsidiary of GPU; and

            WHEREAS, it is appropriate and desirable that D. W. Close Company, Inc. formally become a party to the Tax Allocation Agreement to evidence its agreement to the allocation of consolidated federal income taxes as therein provided.

            NOW THEREFORE, in consideration of the provisions, and other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned has hereby executed this Amendment to the Tax Allocation Agreement as of the date indicated below:




ATTEST                                    D. W. Close Company, Inc.


------------------                        ----------------------
Bryon Nelson                              William A. Koertner
Secretary                                 Treasurer


                                    Date  ----------------------

                            Amendment to Agreement of
            General Public Utilities Corporation and Its Subsidiaries
               Related to Consolidated Federal Income Tax Returns
                               Dated May 26, 1983
               ---------------------------------------------------




            WHEREAS, GPU, Inc. ("GPU") and certain of its subsidiaries have entered into the Agreement of General Public Utilities Corporation and its Subsidiaries related to Consolidated Federal Income Tax Returns, dated May 26, 1983 ("Tax Allocation Agreement"); and

            WHEREAS,   subsequent  to  the  execution  of  the  Tax   Allocation
Agreement, Great Southwestern Construction, Inc. has become a subsidiary of GPU; and

            WHEREAS, it is appropriate and desirable that Great Southwestern Construction, Inc. formally become a party to the Tax Allocation Agreement to evidence its agreement to the allocation of consolidated federal income taxes as therein provided.

            NOW THEREFORE, in consideration of the provisions, and other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned has hereby executed this Amendment to the Tax Allocation Agreement as of the date indicated below:




ATTEST                          Great Southwestern Construction, Inc.


------------------              --------------------------------
Michael Orndahl                 Greg R. Medici
Secretary                       Treasurer

                                Date ---------------------------

                            Amendment to Agreement of
          General Public Utilities Corporation and Its Subsidiaries
              Related to Consolidated Federal Income Tax Returns
                               Dated May 26, 1983
             ---------------------------------------------------




            WHEREAS, GPU, Inc. ("GPU") and certain of its subsidiaries have entered into the Agreement of General Public Utilities Corporation and its Subsidiaries related to Consolidated Federal Income Tax Returns, dated May 26, 1983 ("Tax Allocation Agreement"); and

            WHEREAS,   subsequent  to  the  execution  of  the  Tax   Allocation
Agreement, Harlan Electric Company has become a subsidiary of GPU; and

            WHEREAS, it is appropriate and desirable that Harlan Electric Company formally become a party to the Tax Allocation Agreement to evidence its agreement to the allocation of consolidated federal income taxes as therein provided.

            NOW THEREFORE, in consideration of the provisions, and other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned has hereby executed this Amendment to the Tax Allocation Agreement as of the date indicated below:




ATTEST                                    Harlan Electric Company


------------------                        ----------------------
Bryon Nelson                              William A. Koertner
Secretary                                 Treasurer


                                         Date ----------------------

                            Amendment to Agreement of
            General Public Utilities Corporation and Its Subsidiaries
               Related to Consolidated Federal Income Tax Returns
                               Dated May 26, 1983
               ---------------------------------------------------




            WHEREAS, GPU, Inc. ("GPU") and certain of its subsidiaries have entered into the Agreement of General Public Utilities Corporation and its Subsidiaries related to Consolidated Federal Income Tax Returns, dated May 26, 1983 ("Tax Allocation Agreement"); and

            WHEREAS,   subsequent  to  the  execution  of  the  Tax   Allocation
Agreement, Hawkeye Construction, Inc. has become a subsidiary of GPU; and

            WHEREAS, it is appropriate and desirable that Hawkeye Construction, Inc. formally become a party to the Tax Allocation Agreement to evidence its agreement to the allocation of consolidated federal income taxes as therein provided.

            NOW THEREFORE, in consideration of the provisions, and other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned has hereby executed this Amendment to the Tax Allocation Agreement as of the date indicated below:




ATTEST                                    Hawkeye Construction, Inc.


------------------                        ----------------------
Bryon Nelson                              William A. Koertner
Secretary                                 Treasurer

                                          Date ----------------------

                            Amendment to Agreement of
            General Public Utilities Corporation and Its Subsidiaries
               Related to Consolidated Federal Income Tax Returns
                               Dated May 26, 1983
               ---------------------------------------------------




            WHEREAS, GPU, Inc. ("GPU") and certain of its subsidiaries have entered into the Agreement of General Public Utilities Corporation and its Subsidiaries related to Consolidated Federal Income Tax Returns, dated May 26, 1983 ("Tax Allocation Agreement"); and

            WHEREAS,   subsequent  to  the  execution  of  the  Tax   Allocation
Agreement, JCP&L Transition, Inc. has been organized as a subsidiary of GPU; and

            WHEREAS, it is appropriate and desirable that JCP&L Transition, Inc. formally become a party to the Tax Allocation Agreement to evidence its agreement to the allocation of consolidated federal income taxes as therein provided.

            NOW THEREFORE, in consideration of the provisions, and other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned has hereby executed this Amendment to the Tax Allocation Agreement as of February 24, 2000.




ATTEST                                    JCP&L Transition, Inc.


------------------                        ----------------------
M. E. Gramlich                            T. G. Howson
Assistant Secretary                       Vice President and Treasurer

                            Amendment to Agreement of
            General Public Utilities Corporation and Its Subsidiaries
               Related to Consolidated Federal Income Tax Returns
                               Dated May 26, 1983
               ---------------------------------------------------




            WHEREAS, GPU, Inc. ("GPU") and certain of its subsidiaries have entered into the Agreement of General Public Utilities Corporation and its Subsidiaries related to Consolidated Federal Income Tax Returns, dated May 26, 1983 ("Tax Allocation Agreement"); and

            WHEREAS,   subsequent  to  the  execution  of  the  Tax   Allocation
Agreement, JCP&L Transition Holdings, Inc. has been organized as a subsidiary of GPU; and

            WHEREAS, it is appropriate and desirable that JCP&L Transition Holdings, Inc. formally become a party to the Tax Allocation Agreement to evidence its agreement to the allocation of consolidated federal income taxes as therein provided.

            NOW THEREFORE, in consideration of the provisions, and other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned has hereby executed this Amendment to the Tax Allocation Agreement as of February 24, 2000.




ATTEST                              JCP&L Transition Holdings, Inc.


------------------                  ----------------------
M. E. Gramlich                      T. G. Howson
Assistant Secretary                 Vice President and Treasurer

                            Amendment to Agreement of
            General Public Utilities Corporation and Its Subsidiaries
               Related to Consolidated Federal Income Tax Returns
                               Dated May 26, 1983
               ---------------------------------------------------




            WHEREAS, GPU, Inc. ("GPU") and certain of its subsidiaries have entered into the Agreement of General Public Utilities Corporation and its Subsidiaries related to Consolidated Federal Income Tax Returns, dated May 26, 1983 ("Tax Allocation Agreement"); and

            WHEREAS,   subsequent  to  the  execution  of  the  Tax  Allocation
Agreement, The L.E. Myers Co. has become a subsidiary of GPU; and

            WHEREAS, it is appropriate and desirable that The L.E. Myers Co. formally become a party to the Tax Allocation Agreement to evidence its agreement to the allocation of consolidated federal income taxes as therein provided.

            NOW THEREFORE, in consideration of the provisions, and other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned has hereby executed this Amendment to the Tax Allocation Agreement as of the date indicated below:




ATTEST                                    The L.E. Myers Co.


------------------                        ----------------------
Bryon Nelson                              William A. Koertner
Secretary                                 Treasurer


                                          Date  ----------------------

                            Amendment to Agreement of
            General Public Utilities Corporation and Its Subsidiaries
               Related to Consolidated Federal Income Tax Returns
                               Dated May 26, 1983
               ---------------------------------------------------




            WHEREAS, GPU, Inc. ("GPU") and certain of its subsidiaries have entered into the Agreement of General Public Utilities Corporation and its Subsidiaries related to Consolidated Federal Income Tax Returns, dated May 26, 1983 ("Tax Allocation Agreement"); and

            WHEREAS,   subsequent  to  the  execution  of  the  Tax   Allocation
Agreement, MYRcom, Inc. has become a subsidiary of GPU; and

            WHEREAS, it is appropriate and desirable that MYRcom, Inc. formally become a party to the Tax Allocation Agreement to evidence its agreement to the allocation of consolidated federal income taxes as therein provided.

            NOW THEREFORE, in consideration of the provisions, and other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned has hereby executed this Amendment to the Tax Allocation Agreement as of the date indicated below:




ATTEST                                    MYRcom, Inc.


------------------                        ----------------------
Michael L. Orndahl                        Greg L. Medici
Secretary                                 Treasurer


                                          Date  ----------------------

                            Amendment to Agreement of
            General Public Utilities Corporation and Its Subsidiaries
               Related to Consolidated Federal Income Tax Returns
                               Dated May 26, 1983
               ---------------------------------------------------




            WHEREAS, GPU, Inc. ("GPU") and certain of its subsidiaries have entered into the Agreement of General Public Utilities Corporation and its Subsidiaries related to Consolidated Federal Income Tax Returns, dated May 26, 1983 ("Tax Allocation Agreement"); and

            WHEREAS,   subsequent  to  the  execution  of  the  Tax   Allocation
Agreement, MYR Group, Inc. has become a subsidiary of GPU; and

            WHEREAS, it is appropriate and desirable that MYR Group, Inc. formally become a party to the Tax Allocation Agreement to evidence its agreement to the allocation of consolidated federal income taxes as therein provided.

            NOW THEREFORE, in consideration of the provisions, and other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned has hereby executed this Amendment to the Tax Allocation Agreement as of the date indicated below:




ATTEST                                    MYR Group, Inc.


------------------                        ----------------------
Bryon Nelson                              William Koertner
Senior Vice President,                    Senior Vice President, Chief
General Counsel & Secretary               Financial Officer and Treasurer

                                          Date  ----------------------

                            Amendment to Agreement of
            General Public Utilities Corporation and Its Subsidiaries
               Related to Consolidated Federal Income Tax Returns
                               Dated May 26, 1983
               ---------------------------------------------------




            WHEREAS, GPU, Inc. ("GPU") and certain of its subsidiaries have entered into the Agreement of General Public Utilities Corporation and its Subsidiaries related to Consolidated Federal Income Tax Returns, dated May 26, 1983 ("Tax Allocation Agreement"); and

            WHEREAS,   subsequent  to  the  execution  of  the  Tax   Allocation
Agreement, MYRpower, Inc. has become a subsidiary of GPU; and

            WHEREAS, it is appropriate and desirable that MYRpower, Inc. formally become a party to the Tax Allocation Agreement to evidence its agreement to the allocation of consolidated federal income taxes as therein provided.

            NOW THEREFORE, in consideration of the provisions, and other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned has hereby executed this Amendment to the Tax Allocation Agreement as of the date indicated below:




ATTEST                                    MYRpower, Inc.


------------------                        ----------------------
Bryon Nelson                              William A. Koertner
Secretary                                 Treasurer


                                          Date  ----------------------

                            Amendment to Agreement of
            General Public Utilities Corporation and Its Subsidiaries
               Related to Consolidated Federal Income Tax Returns
                               Dated May 26, 1983
               ---------------------------------------------------




            WHEREAS, GPU, Inc. ("GPU") and certain of its subsidiaries have entered into the Agreement of General Public Utilities Corporation and its Subsidiaries related to Consolidated Federal Income Tax Returns, dated May 26, 1983 ("Tax Allocation Agreement"); and

            WHEREAS,   subsequent  to  the  execution  of  the  Tax   Allocation
Agreement, Power Piping Company has become a subsidiary of GPU; and

            WHEREAS, it is appropriate and desirable that Power Piping Company formally become a party to the Tax Allocation Agreement to evidence its agreement to the allocation of consolidated federal income taxes as therein provided.

            NOW THEREFORE, in consideration of the provisions, and other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned has hereby executed this Amendment to the Tax Allocation Agreement as of the date indicated below:




ATTEST                                    Power Piping Company


------------------                        ----------------------
Bryon Nelson                              William A. Koertner
Secretary                                 Treasurer


                                          Date  ----------------------

                            Amendment to Agreement of
            General Public Utilities Corporation and Its Subsidiaries
               Related to Consolidated Federal Income Tax Returns
                               Dated May 26, 1983
               ---------------------------------------------------




            WHEREAS, GPU, Inc. ("GPU") and certain of its subsidiaries have entered into the Agreement of General Public Utilities Corporation and its Subsidiaries related to Consolidated Federal Income Tax Returns, dated May 26, 1983 ("Tax Allocation Agreement"); and

            WHEREAS,   subsequent  to  the  execution  of  the  Tax   Allocation
Agreement, Sturgeon Electric Company, Inc. has become a subsidiary of GPU; and

            WHEREAS, it is appropriate and desirable that Sturgeon Electric Company, Inc. formally become a party to the Tax Allocation Agreement to evidence its agreement to the allocation of consolidated federal income taxes as therein provided.

            NOW THEREFORE, in consideration of the provisions, and other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned has hereby executed this Amendment to the Tax Allocation Agreement as of the date indicated below:




ATTEST                              Sturgeon Electric Company, Inc.


------------------                        ----------------------
Bryon Nelson                              William A. Koertner
Secretary                                 Treasurer


                                    Date  ----------------------